Exhibit 99.1


PROSPECTUS

                            [LOGO of BIOTECH HOLDRS]

                        1,000,000,000 Depositary Receipts
                             Biotech HOLDRS(SM) Trust

         The Biotech HOLDRS(SM) Trust issues Depositary Receipts called Biotech HOLDRS(SM) representing your undivided beneficial ownership in the common stock or American depositary shares of a group of specified companies that are involved in various segments of the biotechnology industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Biotech HOLDRS in a round-lot amount of 100 Biotech HOLDRS or round-lot multiples. Biotech HOLDRS are separate from the underlying deposited common stocks or American depositary shares that are represented by the Biotech HOLDRS. For a list of the names and the number of shares of the companies that make up a Biotech HOLDR, see "Highlights of Biotech HOLDRS--The Biotech HOLDRS" starting on page 12. The Biotech HOLDRS trust will issue Biotech HOLDRS on a continuous basis.

         Investing in Biotech HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

         Biotech HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Biotech HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

         The Biotech HOLDRS are listed on the American Stock Exchange under the symbol "BBH." On March 6, 2002, the last reported sale price of the Biotech HOLDRS on the American Stock Exchange was $124.95.
                               -------------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               -------------------

                  The date of this prospectus is March 12, 2002.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.


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                                TABLE OF CONTENTS

                                                                           Page
                                                                           -----

Summary.......................................................................4
Risk Factors..................................................................5
Highlights of Biotech HOLDRS.................................................12
The Trust....................................................................19
Description of Biotech HOLDRS................................................19
Description of the Underlying Securities.....................................20
Description of the Depositary Trust Agreement................................22
United States Federal Income Tax Consequences................................26
ERISA Considerations.........................................................29
Plan of Distribution.........................................................29
Legal Matters................................................................30
Where You Can Find More Information..........................................30
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         This prospectus contains information you should consider when making your investment decision. With respect to information about Biotech HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Biotech HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The Biotech HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Biotech HOLDRS or of the underlying securities through an investment in the Biotech HOLDRS.


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                                     SUMMARY

         The Biotech HOLDRS trust was formed under the depositary trust agreement, dated as of November 18, 1999 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Biotech HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds shares of common stock or American depositary shares issued by a group of companies that were, at the time of the initial offering, generally considered to be involved in various segments of the biotechnology industry. The number of shares of each company's common stock or American depositary shares currently held by the trust with respect to each round-lot of Biotech HOLDRS is specified under "Highlights of Biotech HOLDRS--The Biotech HOLDRS." This group of common stocks or American depositary shares, and the securities of any company that may be added to the Biotech HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 20 companies included in the Biotech HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Biotech HOLDRS are separate from the underlying securities that are represented by the Biotech HOLDRS. On March 6, 2002, there were 11,800,900 Biotech HOLDRS outstanding.


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                                  RISK FACTORS

         An investment in Biotech HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Biotech HOLDRS, including the risks associated with a concentrated investment in the biotechnology industry.

General Risk Factors

         o Loss of investment. Because the value of Biotech HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Biotech HOLDRS if the underlying securities decline in value.

         o Discount trading price. Biotech HOLDRS may trade at a discount to the aggregate value of the underlying securities.

         o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Biotech HOLDRS or other corporate events, such as mergers, a Biotech HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Biotech HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

         o        Not necessarily representative of the biotechnology industry.
                  At the time of the initial offering, the companies included in the Biotech HOLDRS were generally considered to be involved in various segments of the biotechnology industry. However, the market price of the underlying securities and the Biotech HOLDRS may not necessarily follow the price movements of the entire biotechnology industry. If the underlying securities decline in value, your investment in the Biotech HOLDRS will decline in value, even if securities prices of companies in the biotechnology industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Biotech HOLDRS may not be involved in the biotechnology industry. In this case, the Biotech HOLDRS may not consist of securities issued only by companies involved in the biotechnology industry.

         o        Not necessarily comprised of solely biotechnology companies.
                  As a result of distributions of securities by companies included in the Biotech HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Biotech HOLDRS and that are not involved in the biotechnology industry may be included in the Biotech HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Biotech HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Biotech HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As there are only 11, broadly defined sector classifications, the use of Standard & Poor's sector classifications to determine whether a new company will be included in the Biotech HOLDRS provides no assurance that each new company included in the Biotech HOLDRS will be involved in the biotechnology industry. Currently, the underlying securities included in the Biotech HOLDRS are represented in the Health Care and Technology sectors. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Biotech HOLDRS yet not be involved in the biotechnology industry. In addition, the sector classifications of securities included in the Biotech HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both. Therefore, additional sector classifications may be represented in the Biotech HOLDRS which may


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                  also result in the inclusion in the Biotech HOLDRS of the
                  securities of a new company that is not involved in the biotechnology industry.

         o No investigation of underlying securities. The underlying securities initially included in the Biotech HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of securities in the biotechnology industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Biotech HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

         o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Biotech HOLDRS may not necessarily be a diversified investment in the biotechnology industry. In addition, reconstitution events, a distribution of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Biotech HOLDRS, may also reduce diversification. Biotech HOLDRS may represent a concentrated investment in one or more of the underlying securities, which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

         o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Biotech HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Biotech HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Biotech HOLDRS will involve payment of a cancellation fee to the trustee.

         o Trading halts. Trading in Biotech HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Biotech HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Biotech HOLDRS, you will not be able to trade Biotech HOLDRS and you will only be able to trade the underlying securities if you cancel your Biotech HOLDRS and receive each of the underlying securities.

         o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Biotech HOLDRS. If the Biotech HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Biotech HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Biotech HOLDRS are delisted. There are currently 20 companies whose securities are included in the Biotech HOLDRS.

         o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Biotech HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may provide investment banking or other services for issuers of the underlying securities in connection with its business.

         o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Biotech


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                  HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to the Biotechnology Industry

         o The stock prices of companies involved in the biotechnology industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Biotech HOLDRS, and you could lose a substantial part of your investment. The trading prices of the stocks of biotechnology companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

                  o        general market fluctuations;

                  o actual or anticipated variations in companies' quarterly operating results;

                  o announcements of technological innovations by competitors of the companies included in the Biotech HOLDRS;

                  o changes in financial estimates by securities analysts;

                  o changes in the market valuations of biotechnology companies;

                  o legal or regulatory developments affecting companies included in the Biotech HOLDRS or in the biotechnology industry;

                  o announcements by biotechnology companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

                  o        additions or departures of key personnel;

                  o sales of biotechnology companies' securities in the open market; and

                  o        difficulty in obtaining additional financing.

                  In addition, the trading prices of biotechnology stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many biotechnology stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of biotechnology companies, generally, could depress the stock prices of a biotechnology company regardless of biotechnology companies' results. Other broad market and industry factors may decrease the stock price of biotechnology stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of biotechnology stocks.

                  As a result of fluctuations in the trading prices of the companies included in the Biotech HOLDRS, the trading price of Biotech HOLDRS has fluctuated significantly. The initial offering price of a Biotech HOLDR, on November 22, 1999, was $109.18 and during 2001 the price of a Biotech HOLDR reached a high of $169.38 and a low of $101.65.

         o Biotechnology companies face uncertainty with respect to pricing and third party reimbursement. Biotechnology companies will continue to be affected by the efforts of governments and third party


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                  payors, such as government health organizations, private
                  health insurers and health maintenance organizations, to contain or reduce health care costs. For example, in certain foreign markets pricing or profitability of biotechnology products and technologies is subject to control. In the United States, there has been, and there will likely to continue to be, a number of federal and state proposals to implement similar government control. Also, an increasing emphasis on managed health care in the United States will continue to put pressure on the pricing of the products and technologies of biotechnology companies. The announcement or adoption of such proposals could have a material adverse affect on a biotechnology companies' business and financial condition. Further, the sales of the products of many biotechnology companies are often dependent, in part, on the availability of reimbursement from third party payors. Third party payors are increasingly challenging the prices charged for health care products and technologies and denying or limiting coverage for new products. Even if a biotechnology company can bring a product or technology to market, there can be no assurance that these products or technologies will be considered cost-effective by third party payors and that sufficient reimbursement will be available to consumers to allow for the sale of the products and services on a profitable basis.

         o Protection of patent and proprietary rights of biotechnology companies is difficult and costly. The success of many biotechnology companies is highly dependent on a biotechnology company's ability to obtain patents on current and future products and technologies, to defend its existing patents and trade secrets and operate in a manner that does not infringe on the proprietary rights of other biotechnology companies. Patent disputes 6 are frequent and can preclude the successful commercial introduction of products and technologies. As a result, there is significant litigation in the biotechnology industry regarding patent and other intellectual property rights. Litigation is costly and could subject a biotechnology company to significant liabilities to third parties. In addition, a biotechnology company could be forced to obtain costly third-party licenses or cease using the technology or product in dispute.

         o Biotechnology companies are subject to extensive government regulation. Products and technologies offered by biotechnology companies are subject to strict regulation by the Food and Drug Administration in the United States and similar agencies in other countries. Many of the products will require extensive pre- clinical testing, clinical trials, other testing, government review and final approval before any marketing of the product will be permitted. This procedure could take a number of years and involves the expenditure of substantial resources. The success of a biotechnology company's current or future product will depend, in part, upon obtaining and maintaining regulatory approval to market products and, once approved, complying with the continued review by regulatory agencies. The failure to obtain necessary government approvals, the restriction of existing approvals, loss of or changes to previously obtained approvals or the failure to comply with regulatory requirements could result in fines, unanticipated expenditures, product delays, non-approval or recall, interruption of production and even criminal prosecution. Even if regulatory approval is granted for a product, the approval may be limited to only specific applications for which the product or technology is useful, as demonstrated through clinical trials.

         o Biotechnology companies must keep pace with rapid technological change to remain competitive. The biotechnology industry is highly competitive and is subject to rapid and significant technological change. Biotechnology companies will face continued competition as new products enter the market and advanced technologies become available. The success of a biotechnology company will depend on its ability to develop products and technologies that are at least as clinically effective or cost-effective than its competitors' products and technologies or that would render its competitors' products and technologies obsolete or uncompetitive.

         o Results of research and development of new products and technologies are unpredictable. Successful product or technology development in the biotechnology industry is very uncertain and only a small number of research and development programs will result in the marketing and sale of a new product or technology. Many products and technologies that appear promising may fail to reach the market for many reasons, including results indicating lack of effectiveness or harmful side effects in clinical or


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                  pre- clinical testing, failure to receive necessary regulatory approvals, uneconomical manufacturing costs or competing proprietary rights. In addition, there is no certainty that any product or technology in development will achieve market acceptance from the medical community, third party payors or individual users.

         o Biotechnology companies may be exposed to extensive product liability costs. The testing, manufacturing, marketing and sale of many of the products and technologies developed by biotechnology companies inherently expose biotechnology companies to potential product liability risks. Many biotechnology companies obtain limited product liability insurance; further, there can be no assurance that a biotechnology company will be able to maintain its product liability insurance, that it will continue to be able to obtain adequate product liability insurance on reasonable terms or that any product liability insurance obtained will provide adequate coverage against potential liabilities.

         o Biotechnology companies face challenges gaining governmental and consumer acceptance of genetically altered products. Biotechnology companies may be involved in the development of genetically engineered agricultural and food products. The commercial success of these products will depend, in part, on governmental and public acceptance of their cultivation, 7 distribution and consumption. Public attitudes may be influenced by the media and by opponents who claim that genetically engineered products are unsafe for consumption, pose unknown health risks, risks to the environment or to social or economic practices. Biotechnology companies may continue to have to expend significant resources to foster governmental and consumer acceptance of genetically engineered agricultural and food products, particularly in Europe where securing governmental approvals for, and achieving consumer confidence in, these products continues to pose numerous challenges. The success of any genetically engineered agricultural and food products may be delayed or impaired in certain geographical areas due to the existing or future regulatory, legislative or public acceptance issues. Applera Corporation--Celera Genomics Group, one of the underlying securities of the Biotech HOLDRS, is involved in the development of genetically-based plant and animal breeding. Other companies representing underlying securities of the Biotech HOLDRS may become involved in the development of genetically engineered agricultural and food products.

         o Many companies included in the Biotech HOLDRS have a limited operating history which makes financial forecasting difficult. Many companies included in the Biotech HOLDRS are not able to forecast operating expenses based on their historical results. Accordingly, they base their forecast for expenses in part on future revenue projections. Most expenses are fixed in the short term and it may not be possible to quickly reduce spending if revenues are lower than projected. A biotechnology company's ability to forecast accurately its quarterly revenue is limited because its products have a long sales cycle that makes it difficult to predict the quarter in which it can recognize revenue, and because of the variability of client demand for its professional services. The business, operating results and financial condition of biotechnology companies may be materially adversely affected if their revenues do not meet their projections.

         o Many biotechnology companies are dependent on key personnel for success. The success of many biotechnology companies is highly dependent on the experience, abilities and continued services of key executive officers and key scientific personnel. If these companies lose the services of any of these officers or key scientific personnel, their future success could be undermined. The success of many biotechnology companies also depends upon their ability to attract and retain other highly qualified scientific, managerial sales and manufacturing personnel and their ability to develop and maintain relationships with qualified clinical researchers. Competition for such personnel and relationships is intense and many of these companies compete with each other and with universities and non-profit research organizations. There is no certainty that any of these biotechnology companies will be able to continue to attract and retain qualified personnel or develop and maintain relationships with clinical researchers.

         o It may be impossible to initiate legal proceedings or enforce judgments against some of the companies included in the Biotech HOLDRS. Some of the companies included in the Biotech HOLDRS are


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                  incorporated under the laws of a jurisdiction other than the
                  United States and a substantial portion of their assets are located outside the United States. As a result, it may be impossible to effect service of process within the United States on some of the companies included in the Biotech HOLDRS or enforce judgments made against them in courts in the United States based on civil liability provisions of the securities laws of the United States. In addition, judgments obtained in the United States, especially those awarding punitive damages, may not be enforceable in foreign countries.

         o Potential voting impediments may exist with respect to the ownership of some of the underlying securities included in the Biotech HOLDRS. Holders of American depositary shares, including those included in the Biotech HOLDRS, may only exercise voting rights with respect to the securities represented by American depositary shares in accordance with the provisions of deposit agreements entered into in connection with the issuance of the American depositary shares. These deposit agreements may not permit holders of American depositary shares to exercise voting rights that attach to the securities underlying the American depositary shares without the issuer first instructing the depositary to send voting information to the holder of the American depositary share. Also, holders of American depositary shares may not exercise voting rights unless they take a variety of steps, which include registration in the share registry of the company that has issued the securities underlying the American depositary shares. The cumulative effect of these steps may make it impractical for holders of American depositary shares to exercise the voting rights attached to the underlying securities.

         o Companies whose securities are included in the Biotech HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Biotech HOLDRS. Companies whose securities are included in Biotech HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Biotech HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, delay their introduction of new products and services, or, in certain circumstances, suspend or terminate their operations. Any of these actions may reduce the market price of stocks in the biotechnology industry.

         o Two securities currently included in the Biotech HOLDRS, Applera Corporation--Celera Genomics Group and Applera Corporation--Applied Biosystems Group, are tracking stocks and are therefore subject to additional risks relating to an investment in tracking stocks. The risks associated with tracking stocks include the following:

                  o Stockholders of a tracking stock remain invested in the entire company issuing the tracking stock, even though the tracking stock is intended to reflect the operating performance of specific operations of a company's business. As a result, the performance and financial results of one of the tracked operations of Applera Corporation could also negatively affect the market price of Applera Corporation's other tracking stock and magnify the negative effect on the Biotech HOLDRS. This may also result in the market price of the tracking stock not solely reflecting the performance of the operations the tracking stock is intended to reflect.

                  o A holder of tracking stock does not have any direct voting rights to elect the management of the operations represented by the tracking stock or to make fundamental decisions affecting the tracked operations. The holders of tracking stock have voting rights that are similar to that of common shareholders of the company that issued the tracking stock, and would, along with the other shareholders, be limited to electing the management of the entire company rather than the management of the tracked operations. In addition, all of the shareholders of the company may be entitled to vote on fundamental decisions


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                           affecting the tracked operations. Consequently, the
                           management of the company may make operational, financial and other decisions that may not be in the best interests of the holders of one of Applera Corporation's tracking stocks or that favor one tracking stock to the detriment of the other tracking stock. For example, management of the company may decide to sell assets or discontinue operations relating to the tracked operations without the consent of the holders of the tracking stock and the consideration received on any sale of assets may be less than what would be received if the tracked operations were a separate company. In addition, management of the company could adversely change the terms of the tracking stock without seeking the approval of a majority of the holders of the tracking stock affected by the change.

                  o Applera Corporation has the option to convert Celera Genomics Group and Applied Biosystems Group tracking stock into Applera Corporation common stock. It is possible that the consideration received as a result of any conversion may be lower than the market price at the time of the deposit into the Biotech HOLDRS and that the security received in exchange may not reflect the economic performance of the tracked operations.

                  o In the event of a dissolution of Applera Corporation, the holders of the tracking stocks will not have preferential rights to the respective assets of the tracked operations of Applera Corporation and these assets may become subject to liabilities attributable to the other group. In addition, any payment to the holders of the tracking stock as a result of a dissolution may be allocated between groups by a specified formula regardless of each group's relative contribution to the company as a whole.

                  o On each additional issuance of any class of stock by Applera Corporation, the voting rights, rights on dissolution and rights to dividends on Applera Corporation tracking stocks will be diluted. In addition, any additional issuances of Celera Genomics Group or Applied Biosystems Group tracking stock by Applera Corporation could dilute the value of each of the tracking stocks and the proceeds received on any additional issuance may not be allocated to the operations represented by the tracking stock.

         Generally, the terms of a tracking stock differ from those of the common stock of the same company. Please see the public filings of Applera Corporation for more information on the Celera Genomics Group and Applied Biosystems Group tracking stocks. For information on where you can access Applera Corporation's public filings, please see "Where You Can Find More Information."

                          HIGHLIGHTS OF BIOTECH HOLDRS

This discussion highlights information regarding Biotech HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Biotech HOLDRS.

Issuer..............................    Biotech HOLDRS Trust.

The trust...........................    The Biotech HOLDRS Trust was formed
                                        under the depositary trust agreement,
                                        dated as of November 18, 1999 among The
                                        Bank of New York, as trustee, Merrill
                                        Lynch, Pierce, Fenner & Smith
                                        Incorporated, other depositors and the
                                        owners of the Biotech HOLDRS and was
                                        amended on November 22, 2000. The trust
                                        is not a registered investment company
                                        under the Investment Company Act of
                                        1940.

Initial depositor...................    Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated.

Trustee.............................    The Bank of New York, a New York
                                        state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Biotech HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Biotech HOLDRS.

Purpose of Biotech HOLDRS...........    Biotech HOLDRS are designed to achieve
                                        the following:

                                        Diversification. Biotech HOLDRS are
                                        designed to allow you to diversify your
                                        investment in the biotechnology industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                                        Flexibility. The beneficial owners of
                                        Biotech HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Biotech HOLDRS, and can cancel their Biotech HOLDRS to receive each of the underlying securities represented by the Biotech HOLDRS.

                                        Transaction costs. The expenses
                                        associated with buying and selling
                                        Biotech HOLDRS in the secondary market
                                        are expected to be less than separately
                                        buying and selling each of the
                                        underlying securities in a traditional
                                        brokerage account with transaction-based charges.

Trust assets........................    The trust holds securities traded on
                                        U.S. stock markets that, when initially
                                        selected, were issued by companies
                                        involved in the biotechnology industry.
                                        Except when a reconstitution event,
                                        distribution of securities by an
                                        underlying issuer or other event occurs, the group of companies will not change.
                                        Reconstitution events are described in
                                        this prospectus under the heading
                                        "Description of the Depositary Trust
                                        Agreement--Distributions" and
                                        "--Reconstitution Events." There are
                                        currently 20 companies included in the
                                        Biotech HOLDRS.

                                        The trust's assets may increase or
                                        decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Biotech HOLDRS..................    The trust has issued, and may continue
                                        to issue, Biotech HOLDRS that represent
                                        an undivided beneficial ownership
                                        interest in the shares of U.S.-
                                        traded securities that are held by the
                                        trust on your behalf. The Biotech HOLDRS are separate from the underlying securities that are represented by
                                        Biotech HOLDRS.

                                        The following chart provides:

                                         o  the names of the 20 issuers of the
                                            underlying securities currently
                                            represented by the Biotech HOLDRS,

                                         o  the stock ticker symbols,

                                         o  the share amounts currently
                                            represented by a round-lot of 100
                                            Biotech HOLDRS, and

                                         o  the principal U.S. market on which
                                            the underlying securities are
                                            traded.


                                                                                                          Primary
                                                                                                           U.S.
                                                                                            Share         Trading
                                                    Name of Company              Ticker    Amounts        Market
                                                    ---------------              ------    -------        ------
                                        Affymetrix, Inc.                         AFFX          4           NASDAQ
                                        Alkermes, Inc.                           ALKS          4           NASDAQ
                                        Amgen Inc.                               AMGN         46           NASDAQ
                                        Applera Corporation--Applied
                                          Biosystems Group                       ABI          18            NYSE
                                        Applera Corporation--Celera Genomics
                                          Group                                  CRA           4            NYSE
                                        Biogen, Inc.                             BGEN         13           NASDAQ
                                        Chiron Corporation                       CHIR         16           NASDAQ
                                        Enzon, Inc.                              ENZN          3           NASDAQ
                                        Genentech, Inc.                          DNA          44            NYSE
                                        Genzyme Corporation                      GENZ         14           NASDAQ
                                        Gilead Sciences, Inc.                    GILD          8           NASDAQ
                                        Human Genome Sciences, Inc.              HGSI          8           NASDAQ
                                        ICOS Corporation                         ICOS          4           NASDAQ
                                        IDEC Pharmaceuticals Corporation         IDPH         12           NASDAQ
                                        Immunex Corporation                      IMNX         42           NASDAQ
                                        MedImmune, Inc.                          MEDI         15           NASDAQ
                                        Millennium Pharmaceuticals, Inc.         MLNM         12           NASDAQ
                                        QLT Inc.                                 QLTI          5           NASDAQ
                                        Sepracor Inc.                            SEPR          6           NASDAQ
                                        Shire Pharmaceuticals Group p.l.c.       SHPGY         6.8271      NASDAQ

                                        ---------------

                                        (1) Gilead Sciences, Inc. announced a
                                        2-for-1 stock split on its common stock
                                        payable to shareholders of record as of
                                        February 14, 2002. Gilead Sciences, Inc.
                                        began trading on a split-adjusted basis
                                        on March 8, 2002. Effective March 13,
                                        2002, the share amount of Gilead
                                        Sciences, Inc. represented by a
                                        round-lot of 100 Biotech HOLDRS will be
                                        16.

                                        The companies whose securities were
                                        included in the Biotech HOLDRS at the
                                        time Biotech HOLDRS were originally
                                        issued were generally considered to be
                                        among the 20 largest and most liquid
                                        companies with U.S.-traded securities
                                        involved in the biotechnology industry,
                                        as measured by market capitalization and trading volume on October 27, 1999. The market capitalization of a company is determined by multiplying the market price of its securities by the number of its outstanding securities.

                                        The trust only will issue and cancel,
                                        and you only may obtain, hold, trade or
                                        surrender, Biotech HOLDRS in a round-lot of 100 Biotech HOLDRS and round-lot multiples. The trust will only issue Biotech HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Biotech HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Biotech HOLDRS, the trust may require a minimum of more than one round-lot of 100 Biotech HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Biotech HOLDRS.

                                        The number of outstanding Biotech HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Biotech HOLDRS on a continuous basis when an investor deposits the required securities with the trustee.

Purchases...........................    You may acquire Biotech HOLDRS in two
                                        ways:

                                         o  through an in-kind deposit of the
                                            required number of securities of the
                                            underlying issuers with the trustee,
                                            or

                                         o  through a cash purchase in the
                                            secondary trading market.

Issuance and cancellation fees......    If you wish to create Biotech HOLDRS by
                                        delivering to the trust the requisite
                                        securities represented by a round-lot of 100 Biotech HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Biotech HOLDRS. If you wish to cancel your Biotech HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Biotech HOLDRS.

Commissions.........................    If you choose to deposit underlying
                                        securities in order to receive Biotech
                                        HOLDRS, you will be responsible for
                                        paying any sales commission associated
                                        with your purchase of the underlying
                                        securities that is charged by your
                                        broker in addition to the issuance fee
                                        charged by the trustee described above.

Custody fees........................    The Bank of New York, as trustee and as
                                        custodian, will charge you a quarterly
                                        custody fee of $2.00 for each round-lot
                                        of 100 Biotech HOLDRS, to be deducted
                                        from any cash dividend or other cash
                                        distributions on underlying securities
                                        received by the trust. With respect to
                                        the aggregate custody fee payable in any calendar year for each Biotech HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Biotech
  HOLDRS............................    You have the right to withdraw the
                                        underlying securities upon request by
                                        delivering a round- lot or integral
                                        multiple of a round-lot of Biotech
                                        HOLDRS to the trustee, during the
                                        trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Biotech
                                        HOLDRS would otherwise require the
                                        delivery of a fractional share, the
                                        trustee will sell the fractional share
                                        in the market and the trust, in turn,
                                        will deliver cash in lieu of such
                                        fractional share. Except with respect to the right to vote for dissolution of the trust, the Biotech HOLDRS themselves will not have voting rights.

Rights relating to the
  underlying securities.............    Biotech HOLDRS represents your
                                        beneficial ownership of the underlying
                                        securities. Owners of Biotech HOLDRS
                                        have the same rights and privileges as
                                        if they owned the underlying securities
                                        beneficially outside of

                                        Biotech HOLDRS. These include the right
                                        to instruct the trustee to vote the
                                        underlying securities or you may attend
                                        shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Biotech HOLDRS and the right to surrender Biotech HOLDRS to receive the underlying securities. Biotech HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Biotech HOLDRS. However, due to the nature of Biotech HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Biotech HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                        A holder of Biotech HOLDRS is not a
                                        registered owner of the underlying
                                        securities. In order to become a
                                        registered owner, a holder of Biotech
                                        HOLDRS would need to surrender their
                                        Biotech HOLDRS, pay the applicable fees
                                        and expenses, receive all of the
                                        underlying securities and follow the
                                        procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                        You retain the right to receive any
                                        reports and communications that the
                                        issuers of underlying securities are
                                        required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Biotech HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Biotech HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                        The depositary trust agreement entitles
                                        you to receive, subject to certain
                                        limitations and net of any fees and
                                        expenses of the trustee, any
                                        distributions of cash (including
                                        dividends), securities or property made
                                        with respect to the underlying
                                        securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Biotech HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be made available to you, may be disposed of or may lapse.

                                        There may be a delay between the time
                                        any cash or other distribution is
                                        received by the trustee with respect to
                                        the underlying securities and the time
                                        such cash or other distributions are
                                        distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Biotech HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                        If you wish to participate in a tender
                                        offer for any of the underlying
                                        securities, or any form of stock
                                        repurchase program by an issuer of an
                                        underlying security, you must surrender
                                        your Biotech HOLDRS (and pay the
                                        applicable fees and expenses) and
                                        receive all of your underlying
                                        securities in exchange for your Biotech
                                        HOLDRS. For specific information about
                                        obtaining your underlying securities,
                                        you should read the discussion under the caption "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

Ownership rights in fractional
  shares in the underlying
  securities........................    As a result of distributions of
                                        securities by companies included in the
                                        Biotech HOLDRS or other corporate
                                        events, such as mergers, a Biotech HOLDR may represent an interest in a fractional share of an underlying security. You are entitled to receive distributions proportionate to your fractional shares.

                                        In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Biotech HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 Biotech HOLDRS are outstanding and each Biotech HOLDR represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Biotech HOLDRS. If 50,000 holders of such Biotech HOLDRS vote their underlying securities "yes" and 50,001 vote "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events...............    The depositary trust agreement provides
                                        for the automatic distribution of
                                        underlying securities from the Biotech
                                        HOLDRS to you in the following four
                                        circumstances:

                                         A. If an issuer of underlying
                                            securities no longer has a class of
                                            securities registered under section
                                            12 of the Securities Exchange Act of
                                            1934, then its securities will no
                                            longer be an underlying security and
                                            the trustee will distribute the
                                            shares of that company to the owners
                                            of the Biotech HOLDRS.

                                         B. If the SEC finds that an issuer of
                                            underlying securities should be
                                            registered as an investment company
                                            under the Investment Company Act of
                                            1940, and the trustee has actual
                                            knowledge of the SEC finding, then
                                            the trustee will distribute the
                                            shares of that company to the owners
                                            of the Biotech HOLDRS.

                                         C. If the underlying securities of an
                                            issuer cease to be outstanding as a
                                            result of a merger, consolidation,
                                            corporate combination or other
                                            event, the trustee will distribute
                                            the consideration paid by and
                                            received from the acquiring company
                                            or the securities received in
                                            exchange for the securities of the
                                            underlying issuer whose securities
                                            cease to be outstanding to the
                                            beneficial owners of Biotech HOLDRS,
                                            only if the Standard & Poor's sector
                                            classification of the securities
                                            received as consideration is
                                            different from the sector
                                            classifications represented in the
                                            Biotech HOLDRS at the time of the
                                            distribution or exchange or if the
                                            securities received are not listed
                                            for trading on a U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System. In
                                            any other case, the additional
                                            securities received will be
                                            deposited into the trust.

                                         D. If an issuer's underlying securities
                                            are delisted from trading on a U.S.
                                            national securities exchange or
                                            through the Nasdaq National Market
                                            System and are not listed for
                                            trading on another U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System within
                                            five business days from the date the
                                            securities are delisted.

                                        To the extent a distribution of
                                        underlying securities from the Biotech
                                        HOLDRS is required as a result of a
                                        reconstitution event, the trustee will
                                        deliver the underlying security to you
                                        as promptly as practicable after the
                                        date that the trustee has knowledge of
                                        the occurrence of a reconstitution
                                        event.

                                        In addition, securities of a new company will be added to the Biotech HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received
                                        (1) have a Standard & Poor's sector
                                        classification that is different from
                                        the sector classification of any other
                                        security then included in the Biotech
                                        HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. This will also apply, if Applera Corporation converts either the Celera Genomics Group or Applied Biosystems Group tracking stock into another class of securities of Applera Corporation or one of its subsidiaries. For more information on the conversion rights of the Celera Genomics Group and Applied Biosystems Group tracking stocks, please see Annex A.

                                        It is anticipated, as a result of the
                                        broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Biotech HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Biotech HOLDRS will be distributed from the Biotech HOLDRS to you.

Standard & Poor's sector
  classifications...................    Standard & Poor's Corporation is an
                                        independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard
                                        & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification. The securities included in the Biotech HOLDRS are currently represented in the Health Care and Technology sectors. The Standard &
                                        Poor's sector classifications of the
                                        securities included in the Biotech
                                        HOLDRS may change over time if the
                                        companies that issued these securities
                                        change their focus of operations or if
                                        Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events..................     A. The Biotech HOLDRS are delisted from
                                            the American Stock Exchange and are
                                            not listed for trading on another
                                            U.S. national securities exchange or
                                            through the Nasdaq National Market
                                            System within five business days
                                            from the date the Biotech HOLDRS are
                                            delisted.

                                         B. The trustee resigns and no successor
                                            trustee is appointed within 60 days
                                            from the date the trustee provides
                                            notice to Merrill Lynch, Pierce,
                                            Fenner & Smith Incorporated, as
                                            initial depositor, of its intent to
                                            resign.

                                         C. 75% of beneficial owners of
                                            outstanding Biotech HOLDRS vote to
                                            dissolve and liquidate the trust.

                                        If a termination event occurs, the
                                        trustee will distribute the underlying
                                        securities as promptly as practicable
                                        after the termination event.

                                        Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Biotech HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States federal income tax
  consequences......................    The United States federal income tax
                                        laws will treat a U.S. holder of Biotech
                                        HOLDRS as directly owning the underlying securities. The Biotech HOLDRS themselves will not result in any United
                                        States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing.............................    The Biotech HOLDRS are listed on the
                                        American Stock Exchange under the symbol
                                        "BBH." On March 6, 2002, the last
                                        reported sale price of the Biotech
                                        HOLDRS on the American Stock Exchange
                                        was $124.95.

Trading.............................    Investors are only able to acquire,
                                        hold, transfer and surrender a round-lot of 100 Biotech HOLDRS. Bid and ask prices, however, are quoted per single
                                        Biotech HOLDR.

Clearance and settlement............    Biotech HOLDRS have been issued in
                                        book-entry form. Biotech HOLDRS are
                                        evidenced by one or more global
                                        certificates that the trustee has
                                        deposited with The Depository Trust
                                        Company, referred to as DTC. Transfers
                                        within DTC will be in accordance with
                                        DTC's usual rules and operating
                                        procedures. For further information see
                                        "Description of Biotech HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the Biotech HOLDRS Trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement, before you purchase Biotech HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Biotech HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of November 18, 1999. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Biotech HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The Biotech HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Biotech HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2039 or earlier if a termination event occurs.

                          DESCRIPTION OF BIOTECH HOLDRS

         The trust has issued Biotech HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Biotech HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Biotech HOLDRS in a round-lot of 100 Biotech HOLDRS and round-lot multiples. The trust will only issue Biotech HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Biotech HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Biotech HOLDRS, the trust may require a minimum of more than one round-lot of 100 Biotech HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Biotech HOLDRS.

         Biotech HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Biotech HOLDRS--The Biotech HOLDRS."

         Beneficial owners of Biotech HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the underlying securities, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Biotech HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Biotech HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Biotech HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Biotech HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Biotech HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

         Biotech HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Biotech HOLDRS are available only in book-entry form. Owners of Biotech HOLDRS may hold their Biotech HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities are the common stocks or American depositary shares of a group of specified companies that, at the time of selection, were involved in various segments of the biotechnology industry and whose securities are registered under section 12 of the Exchange Act. The issuers of the underlying securities were, as of the time of selection, among the largest capitalized and most liquid companies involved in the biotechnology industry as measured by market capitalization and trading volume.

         The Biotech HOLDRS may no longer consist of securities issued by companies involved in the biotechnology industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the biotechnology industry and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by Biotech HOLDRS, please refer to "Highlights of Biotech HOLDRS--The Biotech HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Biotech HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of their affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

         The following table and graph set forth the composite performance of all of the 20 underlying securities currently represented by a single Biotech HOLDR, measured at the close of the business day on July 20, 1999, the first date when all of the underlying securities were publicly traded and thereafter as of the end of each month to February 2002. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

         1999                            Price       2001                            Price
         July 20                         81.32       January 31                      152.96
         July 30                         85.42       February 28                     147.63
         August 31                       97.15       March 30                        115.07
         September 30                    89.69       April 30                        126.97
         October 29                      92.28       May 31                          131.26
         November 30                    103.57       June 29                         132.61
         December 31                    143.12       July 31                         120.13
                                                     August 31                       123.39
         2000                            Price       September 28                    111.27
                                                     October 31                      126.69
         January 31                     160.76       November 30                     137.97
         February 29                    217.70       December 31                     132.32
         March 31                       170.36
         April 28                       139.17       2002                            Price
         May 31                         131.42
         June 30                        180.16       January 31                      119.25
         July 31                        170.26       February 28                     117.82
         August 31                      203.96
         September 29                   196.89
         October 31                     179.94
         November 30                    156.66
         December 29                    170.48



                                  [LINE GRAPH]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of November 18, 1999, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Biotech HOLDRS, provides that Biotech HOLDRS will represent an owner's undivided beneficial ownership interest in the securities of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

         The trustee. The Bank of New York serves as trustee for Biotech HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of Biotech HOLDRS. You may create and cancel Biotech HOLDRS only in round-lots of 100 Biotech HOLDRS. You may create Biotech HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Biotech HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Biotech HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Biotech HOLDRS, the trust may require a minimum of more than one round-lot of 100 Biotech HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Biotech HOLDRS. Similarly, you must surrender Biotech HOLDRS in integral multiples of 100 Biotech HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Biotech HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Biotech HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Biotech HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Biotech HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Biotech HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be made available to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Biotech HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Biotech HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Biotech HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Biotech HOLDRS to you in the following four circumstances:

                  A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Biotech HOLDRS.

                  B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Biotech HOLDRS.

                  C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Biotech HOLDRS, only if, as provided in the amendment to the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Biotech HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

                  D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Biotech HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Biotech HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. This will also apply if Applera Corporation converts either Celera Genomics Group or Applied Biosystems Group tracking stock into another class of securities of Applera Corporation or one of its subsidiaries. For more information on the conversion rights of the Celera Genomics Group and the Applied Biosystems Group tracking stocks, please see Annex A.

         It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Biotech HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Biotech HOLDRS will be distributed from the Biotech HOLDRS to you.

         Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Biotech HOLDRS are currently represented in the Health Care and Technology sectors. The Standard & Poor's sector classifications of the securities included in the Biotech HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Biotech HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Biotech HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Biotech HOLDRS.

         Further issuances of Biotech HOLDRS. The depositary trust agreement provides for further issuances of Biotech HOLDRS on a continuous basis without your consent.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Biotech HOLDRS will surrender their Biotech HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Biotech HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Biotech HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Biotech HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Biotech HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Biotech HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Biotech HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Biotech HOLDRS.

         Issuance and cancellation fees. If you wish to create Biotech HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Biotech HOLDRS. If you wish to cancel your Biotech HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Biotech HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create Biotech HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Biotech HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Biotech HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286, temporarily relocated to 1 Wall Street, New York, NY 10286.

         Governing law. The depositary trust agreement and the Biotech HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Biotech HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

         The following is a summary of the U.S. federal income tax consequences relating to the Biotech HOLDRS for:

         o        a citizen or resident of the United States;

         o a corporation or partnership created or organized in the United States or under the laws of the United States;

         o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

         o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

         o        any person other than a U.S. receipt holder (a "Non-U.S.
                  receipt holder").

         This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Biotech HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Biotech HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Biotech HOLDRS

         A receipt holder purchasing and owning Biotech HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Biotech HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Biotech HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Biotech HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Biotech HOLDRS. Similarly, with respect to sales of Biotech HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Biotech HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of Biotech HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Biotech HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

         With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders. If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value determined at the spot rate on the date of the payment regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Biotech HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

         o        at least 75% of its gross income is "passive income"; or

         o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

         If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Biotech HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Biotech HOLDRS or of the underlying securities unless:

         o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

         o        in the case of any gain realized by an individual non-U.S.
                  receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

         o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non- U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

         Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S receipt holder, you will be subject to U.S. backup withholding tax at a rate of up to 30.5% on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire Biotech HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Biotech HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued Biotech HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Biotech HOLDRS. The trust delivered the initial distribution of Biotech HOLDRS against deposit of the underlying securities in New York, New York on approximately November 26, 1999.

         Investors who purchase Biotech HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. Merrill Lynch, Pierce, Fenner & Smith Incorporated also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used, and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Biotech HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Biotech HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                  LEGAL MATTERS

         Legal matters, including the validity of the Biotech HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Biotech HOLDRS, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Biotech HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Biotech HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

         Because the securities of the issuers of the underlying securities are registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities are considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Biotech HOLDRS. This prospectus relates only to Biotech HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Biotech HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Biotech HOLDRS, have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1997, 1998, 1999, 2000, 2001 and 2002. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. The primary foreign stock markets on which the securities of the foreign issuers included in the Biotech HOLDRS are listed are described below. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                             AFFYMETRIX, INC. (AFFX)

         Affymetrix, Inc. develops and manufactures DNA chip technology that acquires, analyzes, and manages genetic information for use in biomedical research. The technology includes probe arrays, processing instruments and software. Affymetrix markets and sells its products to pharmaceutical and biotechnology companies, academic research centers and reference laboratories.


           Closing               Closing               Closing               Closing               Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001    Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------  --------  -------  -------
January    14 5/8     January    13 29/32   January    20 3/4     January    115 3/4     January    66.63    January  28.15
February   14         February   15 11/16   February   19 3/8     February   144 13/16   February   57.30    February 24.60
March      13 1/2     March      17 13/32   March      17 13/32   March      74 7/32     March      27.81
April      12 7/16    April      15 3/4     April      20 7/16    April      67 17/32    April      33.05
May        15 3/8     May        13 7/16    May        17 9/16    May        59 3/8      May        39.25
June       17 3/8     June       12 1/32    June       24 11/16   June       82 9/16     June       22.05
July       16 5/16    July       13 7/16    July       36 3/8     July       68 9/32     July       24.96
August     16 3/4     August     8 1/4      August     42 13/16   August     79          August     21.70
September  23         September  12 7/8     September  49 7/32    September  49 7/8      September  16.05
October    18 5/16    October    12 1/4     October    44 1/16    October    55 3/8      October    30.05
November   17 3/16    November   12 1/2     November   49         November   59          November   36.22
December   15 9/16    December   12 3/16    December   84 27/32   December   74 7/16     December   37.75


         The closing price on March 6, 2002 was $26.99.


                              ALKERMES, INC. (ALKS)

         Alkermes, Inc. develops drug delivery technologies. Alkermes products are designed to control the delivery of drugs to certain areas of the body such as the brain and heart. Alkermes products aid delivery of injectable drugs, drugs entering through the lungs and drugs taken orally.


           Closing               Closing               Closing               Closing             Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price       2001    Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   --------- --------  --------  -------  -------
January    11 5/8     January    12 1/8     January    15 9/16    January    33 5/32   January   26.50     January  26.81
February   12 7/16    February   11 19/32   February   14 1/32    February   95 15/16  February  31.00     February 24.97
March      7          March      12 7/16    March      13 5/8     March      46 1/4    March     21.94
April      5 1/2      April      11 15/16   April      13 3/8     April      26 5/8    April     30.64
May        8 1/4      May        10 15/16   May        12 3/8     May        36 5/8    May       30.27
June       7 1/4      June       8 63/64    June       11 9/16    June       47 1/8    June      35.10
July       7 15/16    July       9 7/8      July       13 1/16    July       33 1/8    July      28.50
August     9 5/16     August     5 15/32    August     18 9/16    August     46 1/4    August    25.60
September  10 5/16    September  7 9/32     September  14 13/32   September  38 5/8    September 19.58
October    11 3/8     October    93/4       October    17 21/32   October    37 1/16   October   25.65
November   9 7/8      November   9 3/16     November   21 1/4     November   29 7/8    November  24.38
December   9 15/16    December   11 3/32    December   24 9/16    December   31 3/8    December  26.36


                 The closing price on March 6, 2002 was $27.39.

                                AMGEN INC. (AMGN)

         Amgen Inc. discovers, develops, manufactures and markets therapeutic products based on advanced cellular and molecular biology. Amgen focuses its research on protein and small molecule therapeutics, with particular emphasis on discovering treatments for cancer as well as inflammation, neurobiology, nephrology and metabolism disorders. Amgen markets and manufactures four human therapeutic products. Amgen uses wholesale distributors to distribute to clinics, hospitals and pharmacies.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January    14 3/32    January    12 1/2     January    31 61/64   January    63 11/16    January     70.31     January  55.50
February   15 9/32    February   13 9/32    February   31 7/32    February   68 3/16     February    72.06     February 57.98
March      13 31/32   March      15 7/32    March      37 7/16    March      61 3/8      March       60.19
April      14 23/32   April      14 29/32   April      30 23/32   April      56          April       61.14
May        16 23/32   May        15 1/8     May        31 5/8     May        63 5/8      May         66.38
June       14 17/32   June       16 11/32   June       30 7/16    June       70 1/4      June        60.68
July       14 45/64   July       18 23/64   July       38 7/16    July       64 15/16    July        62.71
August     12 25/64   August     15 7/32    August     41 19/32   August     75 13/16    August      64.30
September  11 63/64   September  18 57/64   September  40 3/4     September  69 53/64    September   58.77
October    12 5/16    October    19 41/64   October    39 7/8     October    57 15/16    October     56.82
November   12 25/32   November   18 13/16   November   45 9/16    November   63 5/8      November    66.43
December   13 17/32   December   26 9/64    December   60 1/16    December   63 15/16    December    56.44

         The closing price on March 6, 2002 was $60.59.


                 APPLERA CORPORATION-CELERA GENOMICS GROUP (CRA)

         Applera Corporation-Celera Genomics Group consists of an online information business and therapeutics discovery business. The online information business provides information based on the human genome and related biological and medical information to pharmaceutical, biotechnology and academic customers. Through the therapeutics discovery business, Celera Genomics Group seeks to identify drug targets and diagnostic markers, and to discover and develop therapeutic candidates. Applera Corporation created the Celera Genomics Group tracking stock, which is intended to track the performance of the operations conducted by the Celera Genomics Group, and Applied Biosystems Group, which is intended to track the performance of Applera Corporation's operations involving the manufacturing or instrument systems and software for the pharmaceutical biotechnology and related industries. All of Applera Corporation's businesses are conducted through the operations represented by the Celera Genomics Group or the Applied Biosystems Group tracking stocks. Owning either stock does not represent a direct legal interest in the assets and liabilities of Celera Genomics Group or Applied Biosystems Group. Rather, stockholders remain invested in Applera Corporation. On November 30, 2000, Applera Corporation changed its name from PE Corporation to its current name, and changed the name of its tracking stock groups from PE Corporation - Celera Genomics Group to Applera Corporation - Celera Genomics Group and PE Corporation - PE Biosystems Group to Applera Corporation - Applied Biosystems Group.

         Some of the terms of Celera Genomics Group tracking stock include:

         Voting. Holders of Celera Genomics Group tracking stock do not have direct voting rights in Celera Genomics Group. The Celera Genomics Group tracking stock votes with the holders of the Applied Biosystems Group tracking stock. The number of votes attributed to each share of Celera Genomics Group tracking stock will be based on a ratio of the average trading prices of Celera Genomics Group tracking stock and Applied Biosystems tracking stock. Celera Genomics Group tracking stock and Applied Biosystems Group tracking stock are Applera Corporation's only outstanding voting stocks.

         Conversion. Applera Corporation may at any time convert each share of Celera Genomics Group tracking stock into Applied Biosystems tracking stock equal to 110% of the ratio of the market prices of Celera Genomics Group tracking stock to the Applied Biosystems tracking stock. Where specific tax events occur, a factor of 100% will be applied to the ratio of market prices. It may also, at any time, convert all the outstanding shares of Celera Genomics Group tracking stock into shares of the common stock of a wholly owned subsidiary of Applera Corporation that holds all of the assets of Celera Genomics Group. In addition, in many cases where Applera Corporation disposes of 80% or more of the assets attributed to Celera Genomics Group, based on asset value or revenue, Applera Corporation will be required to provide holders of Celera Genomics Group with compensation in the form of cash, securities or other property. This compensation may be by way of dividend, share redemption or conversion of Celera Genomics Group tracking stock into shares of Applied Biosystems Group tracking stock. The value of the compensation may be based on the fair value of the proceeds from the disposition or equal to 110% of the current trading price of Celera Genomics Group tracking stock. Where more than 80% of the assets attributed to the Celera Genomics Group are disposed, but not all of the assets, Applera Corporation may elect to redeem only that percentage of Celera Genomics Group tracking stock that has a market value equal to the proceeds received from the disposition of the assets of the Celera Genomics Group.

         Dividends. Applera Corporation is not required to pay dividends on the shares of Celera Genomics Group. Any dividends that are declared would be limited to an amount that is equivalent to what would legally be available for dividends if the Celera Genomics Group were a stand-alone corporation. In addition, Applera Corporation may at any time declare and pay dividends exclusively on Celera Genomics Group tracking stock, exclusively on Applied Biosystems Group tracking stock, or both in equal or unequal amounts, notwithstanding the relative amounts available for dividends with respect to either tracking stock.

         Dissolution. In the event of a dissolution of Applera Corporation, the holders of Celera Genomics Group tracking stock do not have a preferential right to the assets of Applera Corporation's genomics information and related software operations. Holders of Celera Genomics Group tracking stock and Applied Biosystems tracking stock will share in any assets of Applera Corporation remaining for distribution to common shareholders in proportion to the aggregate market capitalization of the outstanding shares of each class of stock.

         The historical stock prices listed below reflect the performance of Applera Corporation-Celera Genomics Group tracking stock.


           Closing               Closing               Closing               Closing               Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price       2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   --------- --------    --------  -------  -------
January    *          January    *          January    *          January    100 7/16  January     49.00     January  20.90
February   *          February   *          February   *          February   244       February    43.50     February 20.20
March      *          March      *          March      *          March      92 1/8    March       30.85
April      *          April      *          April      13 1/2     April      82 1/4    April       41.25
May        *          May        *          May        8 1/2      May        55 5/8    May         43.31
June       *          June       *          June       8 3/32     June       93        June        39.66
July       *          July       *          July       13 3/16    July       86 5/8    July        30.63
August     *          August     *          August     14 3/8     August     108       August      26.55
September  *          September  *          September  20 1/8     September  99 5/8    September   24.10
October    *          October    *          October    19 9/16    October    67 1/2    October     23.50
November   *          November   *          November   30 5/8     November   41 5/8    November    28.75
December   *          December   *          December   74 1/2     December   36 1/8    December    26.69


         The closing price on March 6, 2002 was $22.85.


               APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP (ABI)

         Applera Corporation-Applied Biosystems Group develops, manufactures, supports and markets instrument systems and software used in applications including synthesis, amplification, purification, isolation, analysis, and sequencing of nucleic acids, proteins, and other biological molecules. The markets for Applied Biosystems Group's products include human disease research; genetic analysis; pharmaceutical drug discovery, development, and manufacturing; human identification; agriculture; and food and environmental testing. Applera Corporation created the Applied Biosystems Group tracking stock, which is intended to track the performance of the operations conducted by the Applied Biosystems Group, and Celera Genomics Group, which is intended to specifically track Applera Corporation's operations involving the development and marketing of genomics information and related software and the development of technology that regulates and controls gene expression and analyzes the interrelationships between genetic variability, disease and drug response. All of Applera Corporation's businesses are conducted through the operations represented by the Celera Genomics Group or the Applied Biosystems Group tracking stocks. Owning either stock does not represent a direct legal interest in the assets and liabilities of Applied Biosystems Group or the Celera Genomics Group. Rather, stockholders remain invested in Applera Corporation. On November 30, 2000, Applera Corporation changed its name from PE Corporation to its current name, and changed the name of its tracking stock groups from PE Corporation-Celera Genomics Group to Applera Corporation-Celera Genomics Group and PE Corporation-PE Biosystems Group to Applera Corporation-Applied

Biosystems Group. In addition, on November 30, 2000, Applied Biosystems Group changed the symbol under which it trades on the New York Stock Exchange from "PEB" to "ABI."

         Some of the terms of Applied Biosystems Group tracking stock include:

         Voting. Holders of the Applied Biosystems Group tracking stock do not have direct voting rights in the Applied Biosystems Group. The Applied Biosystems Group tracking stock votes with the holders of the Celera Genomics Group tracking stock. The number of votes attributed to each share of the Applied Biosystems tracking stock is equal to one vote. Celera Genomics Group tracking stock and Applied Biosystems Group tracking stock are PE Corporation's only outstanding voting stocks.

         Conversion. Applera Corporation may at any time convert each share of Applied Biosystems Group tracking stock into Celera Genomics Group tracking stock equal to 110% of the ratio of the market prices of Applied Biosystems Group tracking stock to Celera Genomics Group tracking stock. Where specific tax events occur, a factor of 100% will be applied to the ratio of the market prices. It may also, at any time, convert all the outstanding shares of Applied Biosystems Group tracking stock into shares of the common stock of a wholly owned subsidiary of Applera Corporation that holds all of the assets of Applied Biosystems Group. In addition, in many cases where Applera Corporation disposes of 80%, or more of the assets attributed to the Applied Biosystems Group, based on asset value or revenue, Applera Corporation will be required to provide holders of Applied Biosystems Group with compensation in the form of cash, securities or other property. This compensation may be by way of dividend, share redemption or conversion of Applied Biosystems Group tracking stock into shares of Celera Genomics Group tracking stock. The value of the compensation may be based on the fair value of the proceeds from the disposition or equal to 110% of the current trading price of Applied Biosystems Group tracking stock. Where more than 80% of the assets attributed to the Applied Biosystems Group are disposed, but not all of the assets, Applera Corporation may elect to redeem only that percentage of Applied Biosystems Group tracking stock that has a market value equal to the proceeds received from the disposition of the assets of Applied Biosystems Group.

         Dividends. Applera Corporation is not required to pay dividends on the shares of Applied Biosystems Group. Any dividends that are declared would be limited to an amount that is equivalent to what would legally be available for dividends if the Applied Biosystems Group were a stand-alone corporation. In addition, PE Corporation may at any time declare and pay dividends exclusively on Celera Genomics Group tracking stock, exclusively on Applied Biosystems Group tracking stock, or both in unequal amounts, notwithstanding the relative amounts available for dividends with respect to either tracking stock.

         Dissolution. In the event of a dissolution of Applera Corporation, the holders of Applied Biosystems Group tracking stock do not have a preferential right to the assets of Applera Corporation's instrument systems and related software operations. Holders of Applied Biosystems Group tracking stock and Celera Genomics Group tracking stock will share in any assets of Applera Corporation remaining for distribution to common shareholders in proportion to the aggregate market capitalization of the outstanding shares of each class of stock.

         The historical stock prices listed below reflect the performance of Applera Corporation-Applied Biosystems Group tracking stock.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January    17 15/32   January    14 3/4     January    23 49/64   January    74 7/8      January     84.00     January  22.33
February   17 3/4     February   18 19/64   February   23 11/16   February   105         February    69.10     February 22.60
March      16 3/32    March      18 5/64    March      24 17/64   March      96 1/2      March       27.75
April      18 5/32    April      17 3/72    April      27 1/32    April      60          April       32.06
May        19         May        17         May        27 59/64   May        55 1/2      May         30.76
June       19 57/64   June       15 35/64   June       28 11/16   June       66          June        26.75
July       20 13/32   July       14 21/32   July       28 1/32    July       87 3/16     July        28.20
August     18 1/2     August     14 15/32   August     34 13/32   August     98 25/64    August      25.01
September  18 17/64   September  17 11/64   September  36 1/8     September  116 33/64   September   24.40
October    15         October    21 5/64    October    32 7/16    October    117         October     29.18
November   17 25/64   November   23 5/16    November   40 13/16   November   82 5/8      November    33.10
December   17 49/64   December   24 25/64   December   60 5/32    December   94 1/16     December    39.27


         The closing price on March 6, 2002 was $23.94.

                               BIOGEN, INC. (BGEN)

         Biogen, Inc. develops, manufactures and markets drugs for human health care. Biogen products are used for the treatment of multiple sclerosis and hepatitis B. Biogen's research is focused on multiple sclerosis, inflammation, cancer and fibrosis.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January    23 3/8     January    20 9/16    January    49 1/8     January    86 1/4      January     64.50     January  54.22
February   24 5/8     February   22 1/16    February   48 1/16    February   107 15/16   February    71.56     February 53.15
March      18 11/16   March      24 3/32    March      57 5/32    March      69 7/8      March       63.31
April      16         April      22 3/16    April      47 17/32   April      58 13/16    April       64.66
May        16 19/32   May        22         May        54 9/16    May        54 1/2      May         60.31
June       16 15/16   June       24 1/2     June       64 5/16    June       64 1/2      June        54.36
July       19 1/4     July       27 13/16   July       68 13/16   July       53          July        56.69
August     19 11/16   August     23 1/8     August     76 3/4     August     69 1/8      August      60.36
September  16 7/32    September  32 29/32   September  78 13/16   September  61          September   55.58
October    16 3/4     October    34 3/4     October    74 1/8     October    60 3/16     October     55.00
November   17 1/2     November   37 15/16   November   73 1/16    November   54 3/4      November    58.91
December   18 3/16    December   41 1/2     December   84 1/2     December   60 1/16     December    57.35

         The closing price on March 6, 2002 was $57.07.


                            CHIRON CORPORATION (CHIR)

         Chiron Corporation develops biopharmaceuticals, vaccines and blood testing products for the prevention and treatment of cancer, infectious diseases and cardiovascular disease. Chiron's products include treatments for carcinoma, melanoma and multiple sclerosis; vaccines for, among other things, diphtheria, tetanus, flu and measles; and tests used for screening and testing blood in blood banks. Chiron also focuses on development of products for hepatitis, HIV and chronic infectious diseases such as lung disease.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January    18 5/8     January    17 15/16   January    22 3/4     January    44 3/8      January     41.94     January  42.37
February   20 3/4     February   19 3/16    February   21 1/16    February   50          February    46.81     February 43.42
March      18 5/8     March      20 15/16   March      21 15/16   March      49 7/8      March       43.88
April      18 3/4     April      19 3/8     April      20 1/8     April      45 1/4      April       48.01
May        18 7/8     May        18 1/16    May        21 1/8     May        37 15/16    May         51.57
June       20 7/8     June       15 11/16   June       20 3/4     June       47 1/2      June        51.00
July       21         July       17         July       25 1/16    July       41 7/8      July        42.90
August     22 3/8     August     14 3/8     August     32 1/8     August     54 1/16     August      46.62
September  22 5/8     September  19 7/8     September  27 11/16   September  45          September   44.37
October    19 1/4     October    22 1/2     October    28 9/16    October    43 5/16     October     53.82
November   18 3/16    November   22 5/8     November   32 13/16   November   40 7/8      November    43.40
December   17         December   26 3/16    December   42 3/8     December   44 1/2      December    43.84

         The closing price on March 6, 2002 was $47.25.

                               ENZON, INC. (ENZN)

         Enzon, Inc. develops, manufactures and markets enhanced therapeutics for life-threatening diseases. Enzon's technologies are designed to improve the delivery, safety and effectiveness of proteins and small molecules, and to discover and produce antibody-like molecules which offer therapeutic benefits. Enzon's technologies are used in products to treat an enzyme deficiency disease, leukemia, and hepatitis C.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January    2 61/64    January    5 1/2      January    14 3/8     January    50 9/16     January      62.75     January  52.68
February   2 3/4      February   5 5/8      February   13 7/8     February   58          February     63.56     February 43.90
March      2 9/16     March      6 7/8      March      14 3/4     March      37 11/16    March        47.50
April      2 7/8      April      6          April      13         April      37 1/4      April        59.62
May        2 1/2      May        5 3/8      May        14 3/8     May        29 1/4      May          70.00
June       2 1/4      June       6 3/8      June       20 11/16   June       42 1/2      June         62.50
July       2 3/4      July       6 9/16     July       24 1/8     July       44 3/4      July         64.25
August     3 13/16    August     4 1/16     August     33 3/4     August     60 7/8      August       63.84
September  4 7/8      September  6 5/8      September  30 1/2     September  66          September    51.00
October    6 1/8      October    6          October    29 5/16    October    71 1/4      October      61.85
November   5 15/16    November   12         November   33 3/4     November   55 13/16    November     58.61
December   5 1/2      December   13 5/16    December   43 3/8     December   62 1/16     December     56.28

         The closing price on March 6, 2002 was $44.96.


                              GENENTECH, INC. (DNA)

         Genentech, Inc. uses human genetic information to discover, develop, manufacture and market pharmaceuticals. Genentech focuses on pharmaceuticals for cardiovascular disorders and oncology treatments. Genetech's products are used for, among other things, the treatment of certain forms of breast cancer, lymphoma, heart attacks, growth hormone deficiency and cystic fibrosis. Genentech markets biotechnology products on its own and through licensing agreements.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January    *          January    *          January    *          January    69 11/16    January     59.25     January  49.45
February   *          February   *          February   *          February   96 7/16     February    52.50     February 47.20
March      *          March      *          March      *          March      76          March       50.50
April      *          April      *          April      *          April      60          April       52.50
May        *          May        *          May        *          May        53 11/16    May         50.50
June       *          June       *          June       *          June       86          June        55.10
July       *          July       *          July       35 1/2     July       76 1/16     July        42.30
August     *          August     *          August     41 1/16    August     95 1/4      August      45.90
September  *          September  *          September  36 37/64   September  92 27/32    September   44.00
October    *          October    *          October    36 7/16    October    82 1/2      October     52.25
November   *          November   *          November   42 15/16   November   68 1/16     November    57.45
December   *          December   *          December   67 1/4     December   81 1/2      December    54.25


         The closing price on March 6, 2002 was $50.30.

                           GENZYME CORPORATION (GENZ)

         Genzyme Corporation develops and markets diagnostic, therapeutic and surgical products. Genzyme also develops and markets biological products and devices for the treatment of cancer, cartilage damage and severe burns. Genzyme markets many of its products directly to physicians, hospitals and treatment centers around the world through its own sales force.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January    14         January    13 11/32   January    27 1/4     January    26          January     43.28     January  45.61
February   12 7/8     February   14 25/32   February   22 1/2     February   28 23/32    February    43.97     February 44.38
March      11 1/4     March      16         March      25 7/32    March      25 1/16     March       45.17
April      11 9/16    April      15 15/32   April      18 7/8     April      24 13/32    April       54.48
May        11 15/16   May        13 11/16   May        20 9/32    May        28 13/32    May         53.47
June       13 7/8     June       12 25/32   June       24 1/4     June       29 23/32    June        61
July       13 5/8     July       15 47/64   July       28 9/32    July       34 23/32    July        56
August     14 1/16    August     13 1/2     August     28 7/32    August     37 17/32    August      56.64
September  14 7/8     September  18 1/16    September  22 17/32   September  34 3/32     September   45.42
October    13 11/16   October    21 1/32    October    19 1/8     October    35 1/2      October     53.95
November   13 13/32   November   21 1/32    November   18         November   43 29/32    November    54.62
December   13 7/8     December   24 7/8     December   22 1/2     December   44 31/32    December    59.86

         The closing price on March 6, 2002 was $44.28.


                          GILEAD SCIENCES, INC. (GILD)

         Gilead Sciences, Inc. is a biopharmaceutical company that develops and markets drugs to treat infectious diseases, including viral diseases such as AIDS, influenza, bacterial diseases and cancer. Gilead also develops drug delivery technologies designed to make drugs easier for patients to tolerate and increase effectiveness.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January     16 5/16   January    20 1/4     January    21 1/2     January    23 13/32    January     33.84     January  65.42
February    15 1/4    February   17 29/32   February   20 5/8     February   38 1/4      February    37.38     February 70.46
March       11 7/16   March      18         March      22 3/4     March      31 11/16    March       32.50
April       11 1/16   April      19         April      23 1/32    April      27 3/32     April       48.98
May         13 9/16   May        16 3/16    May        21 13/16   May        27 11/32    May         51.75
June        13 13/16  June       16 1/32    June       26 1/8     June       35 9/16     June        58.19
July        14 1/8    July       11 3/4     July       38 3/4     July       37 1/16     July        51.29
August      16 3/16   August     9 1/8      August     38 31/32   August     54          August      60.71
September   22 3/16   September  10 13/16   September  32 3/32    September  54 27/32    September   56.17
October     17 1/16   October    14 3/16    October    31 19/32   October    43          October     62.90
November    17 1/4    November   15 9/16    November   24         November   40 23/32    November    72.21
December    19 1/8    December   20 17/32   December   27 1/16    December   41 15/32    December    65.72

         The closing price on March 6, 2002 was $73.20.

                       HUMAN GENOME SCIENCES, INC. (HGSI)

         Human Genome Sciences, Inc. researches and develops therapeutic products based on the identification and discovery of the medical utility of genes. Human Genome Sciences researches and develops recombinant therapeutic proteins, which are proteins that can be produced on a large scale, fusion proteins, peptides and antibodies which can be used as drugs to treat diseases. Using gene sequencing technology, Human Genome Sciences also generates a collection of partial human gene sequences in database format.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January     11 1/2    January    9 15/32    January    8 11/32    January    49         January      61.00     January  28.13
February    9 1/2     February   10 5/8     February   7 15/32    February   109 1/8    February     54.94     February 20.52
March       8 1/8     March      9 61/64    March      8 43/64    March      41 17/32   March        46.00
April       7 27/32   April      9 3/32     April      9 1/4      April      38 9/32    April        64.23
May         9 11/16   May        9 1/8      May        10 9/16    May        43 7/8     May          66.35
June        8 5/16    June       8 59/64    June       9 7/8      June       66 11/16   June         60.25
July        8 3/32    July       9 3/8      July       13 1/64    July       60 13/32   July         50.78
August      9 5/16    August     6 3/16     August     17 1/64    August     83 15/32   August       44.88
September   10 49/64  September  7 1/2      September  18 7/16    September  86 9/16    September    30.91
October     10 1/4    October    8 21/32    October    21 27/32   October    88 25/64   October      42.63
November    10 1/4    November   7 13/16    November   28         November   62 3/16    November     42.51
December    9 15/16   December   8 57/64    December   38 5/32    December   69 5/16    December     33.72

         The closing price on March 6, 2002 was $23.03.


                             ICOS CORPORATION (ICOS)

         ICOS Corporation develops protein-based and small molecule therapeutics for the treatment of various sexual dysfunctions, cardiovascular disease, inflammatory diseases and cancer. ICOS develops and markets several of its products through collaborations with other pharmaceutical and biotechnology companies.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January    8         January     16 1/16    January    26 3/4     January    34 7/16    January      51.13     January  42.80
February   8 1/2     February    14 1/16    February   24 1/2     February   52 3/8     February     54.13     February 42.90
March      7 5/16    March       151/4      March      33 3/4     March      36 1/8     March        47.50
April      6 15/16   April       143/4      April      39 3/4     April      40 1/4     April        57.61
May        8 1/16    May         21 1/16    May        43 13/16   May        35         May          62.35
June       8 1/4     June        19 1/8     June       40 13/16   June       44         June         64.00
July       8 5/8     July        231/2      July       37 3/8     July       45 5/8     July         61.35
August     9 5/8     August      14 7/8     August     31 13/16   August     58 11/16   August       58.30
September  12 5/8    September   173/4      September  29 1/2     September  54 1/8     September    49.21
October    14        October     181/2      October    28 11/16   October    51 3/8     October      57.75
November   13 13/16  November    21 11/16   November   31 13/16   November   38 15/16   November     60.50
December   18 5/16   December    29 3/4     December   29 1/4     December   51 15/16   December     57.44

         The closing price on March 6, 2002 was $48.54.

                     IDEC PHARMACEUTICALS CORPORATION (IDPH)

         IDEC Pharmaceuticals Corporation is a biopharmaceutical company engaged primarily in research, development and marketing of therapies for the treatment of cancer and autoimmune and inflammatory diseases. IDEC's main product is used to treat non-Hodgkin's lymphomas, which is a type of cancer of the lymphatic system. IDEC is also developing products for the treatment of various autoimmune diseases such as rheumatoid arthritis and psoriasis.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January   3 7/8       January    6 61/64    January    8 27/64    January    42 1/16    January     58.81      January  59.46
February  4 9/64      February   7 9/16     February   7 7/32     February   46 61/64   February    56.38      February 62.82
March     3 31/32     March      7 3/8      March      8 9/16     March      32 3/4     March       40.00
April     2 61/64     April      6          April      8 29/64    April      21 21/64   April       49.20
May       3 3/4       May        5 1/4      May        8 13/32    May        21 17/64   May         61.60
June      4 3/64      June       3 59/64    June       12 27/32   June       39 7/64    June        67.69
July      4 35/64     July       3 61/64    July       16 33/64   July       40 15/16   July        53.98
August    5 1/16      August     3          August     21 11/64   August     46 35/64   August      59.27
September 6 63/64     September  3 61/64    September  15 43/64   September  58 29/64   September   49.57
October   6 23/64     October    4 63/64    October    19 23/64   October    65 3/8     October     59.98
November  5 53/64     November   5 39/64    November   21 1/8     November   58 1/64    November    70.30
December  5 47/64     December   7 53/64    December   32 3/4     December   63 3/16    December    68.93

         The closing price on March 6, 2002 was $68.97.


                           IMMUNEX CORPORATION (IMNX)

         Immunex Corporation is a biopharmaceutical company that is focused on developing immune system technology to protect against disease. Immunex focuses on the discovery and development of antibodies and molecules with potential applications for the treatment of diseases. Immunex's therapeutic products are used to treat immunological disorders such as rheumatoid arthritis, inflammatory diseases such as asthma, cancer and cardiovascular disease.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------

January   1 11/16     January    4 37/64    January    13 1/64    January    43 37/64    January     30.63     January  27.95
February  2 23/64     February   4 59/64    February   11 51/64   February   65 13/16    February    32.56     February 28.74
March     2 13/64     March      5 39/64    March      13 7/8     March      63 7/16     March       14.31
April     2 21/64     April      5 23/32    April      15 59/64   April      39 3/8      April       15.26
May       2 39/64     May        5 9/64     May        21 11/16   May        25 7/8      May         15.80
June      3 1/64      June       5 33/64    June       21 15/64   June       49 7/16     June        17.75
July      3 3/16      July       5 57/64    July       18 13/16   July       50 11/16    July        15.42
August    3 41/64     August     4 7/32     August     22 7/16    August     50 1/4      August      17.38
September 5 39/64     September  4 39/64    September  14 29/64   September  43 1/2      September   18.68
October   5 21/64     October    5 3/4      October    21         October    42 9/16     October     23.89
November  4 49/64     November   7 43/64    November   23 5/8     November   37 3/16     November    27.00
December  4 1/2       December   10 31/64   December   36 7/16    December   40 5/8      December    27.71


         The closing price on March 6, 2002, was $30.15.

                             MEDIMMUNE, INC. (MEDI)

         MedImmune, Inc. is a biotechnology company that focuses on using advances in immunology and other biological sciences to develop products to treat infectious diseases, transplantation medicine, autoimmune diseases and cancer. MedImmune's products include an antibody used to treat pediatric infectious diseases, such as certain viruses, and products to treat immune system disorders and cancer.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------

January    2 41/64   January     7 41/64    January    16 1/2     January    48 43/64   January     39.75      January  42.37
February   2 27/64   February    8 41/64    February   18 21/64   February   66 11/64   February    43.69      February 41.23
March      2 19/64   March       9 3/16     March      19 47/64   March      58 3/64    March       35.88
April      2 11/64   April       8 51/64    April      18 3/8     April      53 5/16    April       39.15
May        2 37/64   May         8 5/16     May        21 13/64   May        51 51/64   May         39.87
June       3 5/64    June        10 25/64   June       22 37/64   June       74         June        47.20
July       3 61/64   July        9 51/64    July       26 5/8     July       59 1/2     July        38.52
August     4 27/64   August      8 3/64     August     34 25/64   August     84 1/8     August      40.15
September  6 1/8     September   10 51/64   September  33 7/32    September  77 1/4     September   35.63
October    6 41/64   October     11 13/64   October    37 21/64   October    65 3/8     October     39.24
November   6 3/8     November    11 9/64    November   40 1/16    November   53 3/16    November    44.10
December   7 9/64    December    16 37/64   December   55 19/64   December   47 11/16   December    46.35


         The closing price on March 6, 2002 was $40.09.


                     MILLENNIUM PHARMACEUTICALS, INC. (MLNM)

         Millennium Pharmaceuticals, Inc. uses genetics and genomics to identify the genes responsible for common, major diseases and to determine the gene's role in disease initiation and progression. Millenium uses this research to create a technology platform designed for drug discovery and development. Millenium's research focuses on oncology, inflammation and metabolic diseases.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------

January   4 27/32    January     4 45/64    January    9 1/2      January    46 55/64   January     50.13     January  19.01
February  4 3/16     February    5 1/32     February   7 49/64    February   65 1/32    February    33.75     Febraury 18.78
March     3 13/32    March       4 21/32    March      7 13/16    March      32 15/32   March       30.46
April     3 11/16    April       4 3/4      April      9 19/64    April      39 11/16   April       36.68
May       4 3/8      May         4 13/32    May        9 15/32    May        41 13/16   May         38.17
June      4 1/32     June        3 17/32    June       9          June       55 15/16   June        35.58
July      3 21/32    July        3 3/4      July       15 5/8     July       48 1/8     July        31.28
August    3 3/8      August      2 7/8      August     14 47/64   August     71 9/16    August      27.50
September 4 7/8      September   4 11/32    September  16 1/4     September  73 1/32    September   17.76
October   4 63/64    October     4 19/32    October    17 17/32   October    72 9/16    October     25.46
November  5          November    5 3/32     November   24 11/32   November   48 9/16    November    34.09
December  4 3/4      December    6 15/32    December   30 1/2     December   61 7/8     December    24.51

         The closing price on March 6, 2002 was $22.97.

                                 QLT INC. (QLTI)

         QLT Inc. develops and markets products for use in photodynamic therapy, which is a field of medicine that uses light-activated drugs in the treatment of disease. QLT has developed treatments for various cancers and for vision loss. QLT also conducts research in the areas of immune and cardiovascular disorders. Shares of QLT also trade on the Toronto Stock Exchange.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January   11 5/8      January    6 15/16    January    20 5/32    January    69 1/16     January     26.88      January  21.29
February  13 15/32    February   7 3/16     February   19 1/2     February   71 3/8      February    29.19      February 17.78
March     10 3/8      March      8 11/16    March      20 3/8     March      55 1/4      March       20.25
April     11 9/16     April      8 11/16    April      22 27/32   April      55 9/16     April       26.78
May       11 5/16     May        9 3/4      May        21 7/8     May        48 15/16    May         21.20
June      10 1/2      June       8 3/8      June       27 1/2     June       77 5/16     June        19.58
July      10 3/16     July       8          July       32         July       65 7/8      July        21.08
August    9 9/16      August     6 1/4      August     40 15/16   August     74 1/16     August      19.44
September 8 7/32      September  5 7/8      September  38 7/32    September  70 7/8      September   15.43
October   8 11/16     October    7 47/64    October    42 3/8     October    49 47/64    October     22.94
November  6           November   7 29/32    November   44 5/8     November   43 15/16    November    21.42
December  5 9/16      December   11 3/8     December   58 3/4     December   28          December    25.41



         The closing price on March 6, 2002 was $20.16.


                              SEPRACOR INC. (SEPR)

         Sepracor Inc. is a pharmaceutical company that focuses on the development and marketing of versions of existing drugs that are designed to be safer, purer and more effective. Sepracor selects for genetic re-engineering drugs that have the potential for increased efficacy, reduced side effects, or both. Sepracor concentrates its development efforts on drugs for respiratory, urological and central nervous system diseases.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January   13 1/4      January    17 9/16    January    57 3/8     January    70          January     66.00     January  49.36
February  12 1/16     February   20 1/8     February   62 3/8     February   101 3/8     February    51.94     February 43.02
March     11 17/32    March      21 5/16    March      56 1/8     March      72 13/16    March       32.00
April     9 3/4       April      23 1/8     April      42 1/4     April      92          April       26.36
May       12 1/4      May        21 1/2     May        31 7/8     May        95 5/8      May         33.32
June      12 29/32    June       20 3/4     June       40 5/8     June       120 5/8     June        39.80
July      12 9/16     July       27         July       36 3/4     July       105 3/4     July        44.06
August    11          August     23 13/16   August     37 7/16    August     110         August      42.70
September 16 7/16     September  32 7/8     September  37 3/4     September  122 11/16   September   35.90
October   17 15/16    October    34 5/16    October    41 19/32   October    68 1/8      October     47.44
November  18 7/16     November   41 1/2     November   48 9/16    November   73 1/16     November    49.90
December  20 1/32     December   44 1/16    December   49 19/32   December   80 1/8      December    57.06


         The closing price on March 6, 2002 was $47.27.

                   SHIRE PHARMACEUTICALS GROUP P.L.C. (SHPGY)

         Shire Pharmaceuticals Group p.l.c. is a pharmaceutical company that focuses on central nervous system disorders, oncology and anti-infectives. Shire Pharmaceuticals' products include treatments for Attention Deficit Hyperactivity Disorder, epilepsy, Alzheimer's disease, breast cancer, prostate cancer, osteoporosis, blood disorders, and ulcerative colitis. Shire Pharmaceuticals has direct marketing capability in the United States, Canada, the United Kingdom, the Republic of Ireland, France, Germany, Italy and Spain. American depositary receipts evidencing American depositary shares of Shire Pharmaceuticals shares are included in the Biotech HOLDRS and are traded through the Nasdaq National Market System. Shares of Shire Pharmaceuticals also trade on the London Stock Exchange.


           Closing               Closing               Closing               Closing                 Closing            Closing
  1997     Price        1998     Price        1999     Price        2000     Price         2001      Price      2002    Price
--------- ---------   --------   ---------  --------   ---------  --------   ---------   --------    --------  -------  -------
January   *           January         *     January     21 1/8    January    40 11/16    January     56.69     January   34.90
February  *           February        *     February    20 1/2    February   48          February    53.44     February  23.78
March     *           March       21 7/16   March       22 13/16  March      51 1/4      March       43.75
April     *           April       22 1/2    April       21 5/8    April      40 1/4      April       49.90
May       *           May         19 1/2    May         23 3/4    May        43 5/8      May         49.59
June      *           June        21 3/8    June        26        June       51 7/8      June        55.50
July      *           July        24        July        25 3/8    July       54 3/4      July        50.14
August    *           August      18 3/4    August      25        August     56 1/2      August      43.42
September *           September   21 7/8    September   28 13/16  September  51 5/8      September   40.30
October   *           October     21 3/4    October     31 3/4    October    62 7/8      October     44.70
November  *           November    22        November    30 11/16  November   45 5/8      November    35.90
December  *           December    20 1/4    December    29 1/8    December   46 1/16     December    36.60

         The closing price on March 6, 2002 was $22.61.

================================================================================




                        1,000,000,000 Depositary Receipts

                             Biotech HOLDRS SM Trust

                              --------------------

                               P R O S P E C T U S
                              --------------------

                               March 12, 2002


================================================================================